PROSPECTUS

August 1, 2009
as amended January 6, 2010

ABSOLUTE INVESTMENT ADVISERS LLC
INSTITUTIONAL SHARES
R SHARES

The Securities and Exchange Commission has not approved or disapproved the
Fund’s shares or determined whether this Prospectus is truthful or complete.
Any representation to the contrary is a criminal offense.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency.

Absolute Strategies Fund and logo are registered servicemarks of Absolute Investment Advisers LLC; Absolute
Investment Advisers (“AIA”) and logo are registered servicemarks of AIA; and other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND

Table of Contents

Risk/Return Summary	2
Investment Objective	2
Principal Investment Strategies	2
Principal Investment Risks	4

Performance	6

Fee Tables	8

Investment Objective and Principal Investment Strategies/Risks	11
Investment Objective	11
Principal Investment Strategies	11
Investment Policies	12
Principal Investment Risks	13

Management	18
The Adviser and Sub-Advisers	19
Portfolio Manager	22
Other Service Providers	22
Fund Expenses	23

Your Account	24
How to Contact the Fund	24
General Information	24
Buying Shares	27
Selling Shares	31
Choosing a Share Class	33
Retirement Accounts	33

Other Information	34
Distributions	34
Taxes	34
Organization	35

Financial Highlightes	36

ABSOLUTE STRATEGIES FUND

Risk/Return Summary

Investment Objective

Absolute Strategies Fund (the “Fund”) seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500 Index. The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) of the Fund without a shareholder vote.

Principal Investment Strategies

Absolute Investment Advisers LLC (“Absolute” or “Adviser”), the Fund’s investment adviser, believes that there are important benefits that come from investing alongside skilled money managers whose strategies, when combined, seek to provide enhanced risk-adjusted returns, lower volatility and lower sensitivity to financial market indices. Based on this belief, the Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the “Sub-Advisers”) who employ a wide range of specialized investment strategies. Absolute will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive long-term investment returns individually and are expected to blend within the Fund’s portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets.

The strategies utilized by the Fund include absolute return strategies as well as strategies aimed at enhanced risk-adjusted returns. The strategies and investment techniques employed by the Sub-Advisers aim to produce absolute returns over a full market cycle while managing risk exposure. They are common among hedge fund- type strategies and may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of security mispricings or anticipated price movements; and/or benefit from cyclical themes and relationships or special situations and events (such as spin-offs or reorganizations). Such strategies may have low correlation to traditional markets because they seek asymmetric investment opportunities that may present risks unrelated to traditional markets.

The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes in U.S. and non-U.S., developed and emerging markets. Investments include equities and equity-related instruments, currencies, financial futures, options, swaps private placements and fixed-income and other debt-related instruments. Equities and equity-related instruments include common stock, preferred stock, convertible securities, ADRs, Exchange Traded Funds (“ETFs”), Rule 1 44A securities warrants, rights, and equity derivatives. Debt-related instruments include corporate bonds, defaulted debt securities distressed debt securities, mezzanine investments, collateralized bond obligations, collateralized debt obligations, collateralized loan obligations, bank loans, asset-backed securities, mortgage-backed securities, unrated securities and securities of companies in bankruptcy. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities. These securities can be rated investment grade, rated below investment grade, or high yield securities (occasionally called “junk bonds”), which are below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch or unrated.

Absolute has primary responsibility for allocating Fund assets in a manner that attempts to diversify the Fund’s portfolio across multiple strategies and investment styles that Absolute believes are complementary and, when combined, will produce enhanced risk-adjusted returns. To this end, Absolute will be responsible for selecting the Fund’s Sub-Advisers and determining the portion of the Fund’s assets to be allocated to each Sub-Adviser.

Absolute reviews a range of qualitative and quantitative factors (e.g. investment process and statistical analysis) when evaluating each Sub-Adviser and their appropriate asset allocation. Absolute may direct a Sub-Adviser to

ABSOLUTE STRATEGIES FUND

reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund’s portfolio. Absolute retains the discretion to invest the Fund’s assets in securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund’s exposure to a particular issuer, sector, industry or general market risk, including interest rate risk.

Sub-Advisers Absolute will select Sub-Advisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Sub-Adviser; however, Absolute will limit allocations to any one Sub-Adviser strategy to a maximum of 20% of total Fund assets.

Aronson+Johnson+Ortiz, LP
Bernzott Capital Advisors
Contravisory Investment Management, Inc.
GMB Capital Management, LLC
Horizon Asset Management, Inc.
Kinetics Asset Management, Inc.
Kovitz Investment Group, LLC
MetWest Asset Management, LLC
Mohican Financial Management, LLC
SSI Investment Management, Inc.
TWIN Capital Management, Inc.
Yacktman Asset Management Co.

In the future, Absolute may remove Sub-Advisers from or add Sub-Advisers to the foregoing group. See “The Adviser and Sub-Advisers.”

The Sub-Advisers will use a combination of the following investment strategies:

Long-Biased Equity Strategies capitalize on underpriced equity securities or on positive market trends and may focus in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Sub-Advisers assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that the manager believes are undervalued and either offer a margin-of-safety, or offer high growth opportunities. Selective hedging through the use of short sales or options may be utilized to manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.

Long/Short Equity Market Neutral Strategies attempt to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Sub-Advisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

Convertible Arbitrage Strategies seek to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible Arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Certain managers may also seek to hedge interest rate exposure under some circumstances. Some managers may also employ leverage, which involves the use of debt by the Fund to finance the purchase of investments and results in the Fund controlling substantially more assets than it has equity to increase returns. The Fund may use certain derivatives to obtain greater leverage (with fewer assets) than would otherwise be achievable. Certain strategies may maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below

ABSOLUTE STRATEGIES FUND

investment grade with individual ratings ranging from AA to CCC. Below investment grade bonds (occasionally called “junk bonds”) typically are rated below Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond.

Long/Short or Hedged Equity Strategies invest in securities believed to be undervalued or offer high growth opportunities while also attempting to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. Sub-Advisers may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Fixed Income, Long/Short Credit and Distressed Debt Strategies invest primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield (junk bonds) and Treasury Inflation — Protected Securities (“TIPS”) ETFs and emerging market debt. Debt securities of foreign governments are sometimes referred to as sovereign debt obligations and they may be issued or guaranteed by foreign governments or their agencies. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities (“Mortgage Related Securities”). Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Mortgage Related Securities may also include securities rated below investment grade (i.e., junk bonds) or unrated, under-performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short- term cash flow or liquidity problems. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance risk-adjusted return.

Global Macro and Emerging Market Strategies seek to take advantage of investment opportunities that are believed to have the highest probability of success (long investment) or failure (short investment). Sub-Advisers may invest in equity, fixed income, currencies, precious metals or commodities in domestic, international and high-growth emerging markets. Sub-Advisers may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. Sub-Advisers may invest in a limited number of securities, issuers, industries, or countries which may result in higher volatility.

Principal Investment Risks

It is important that investors closely review and understand the risks of investing in the Fund. Unprecedented recent turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective. An investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ABSOLUTE STRATEGIES FUND

Market movements will affect the Fund’s share price on a daily basis. Significant declines are possible both in overall markets and in the specific assets held by the Fund.

The Fund is non-diversified, which means that it may invest in securities of a limited number of issuers. Such non-diversification exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified.

The success of the Fund’s investment strategy depends both on Absolute’s skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on each Sub-Adviser’s skill in executing the relevant strategy and selecting investments for the Fund.

The Fund’s investment position may deviate from overall market returns to a greater degree than other funds that do not employ an absolute return focus. Alternatively, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio, then stock prices advance, the return to Fund investors may be lower than expected and lower than if the portfolio had not been hedged.

Other principal risks include:

Investing in equity securities entails risks. Growth stocks may fail to produce earnings or produce lower earnings than anticipated and may lack dividend yield. The true value of value stocks may not be fully realized by the market. Large-cap company stocks may underperform other segments of the equity market or the equity market as a whole. Mid- and small-cap company stocks may have narrower commercial markets, less liquidity and less financial resources than large-cap companies. In addition, common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer’s debt securities and preferred stock take precedence over the claims of common stockholders.

Foreign securities are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks;

Emerging markets securities can have more risk than other foreign securities due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Moreover, many of the emerging securities markets are relatively small, potentially illiquid, occasionally volatile and subject to high transaction costs;

Derivatives, such as options, futures and swaps, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund;

Leverage through investment techniques such as short sales, derivative’s margin transactions and swaps may cause relatively smaller market movements to have disproportionate impact on the Fund’s net asset value;

Debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities. Changes in the financial condition or credit rating of an issuer may affect the value of its debt securities. Prepayment of debt securities, which are more common when interest rates are declining, can shorten such securities’ maturity and reduce the Fund’s return;

Securities that are acquired in an initial public offering or private placement, or are restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933)
may be illiquid; thus the Fund may not be able to dispose of them promptly at the price at which they are valued;

Convertible securities entail interest rate and credit risks. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, convertible securities held by the Fund

ABSOLUTE STRATEGIES FUND

that are rated below investment grade (i.e., junk bond) are subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund or a decline in the market value of the securities. The Fund has no pre-established minimum credit quality standards for convertible securities and may invest in convertible securities of any quality as well as unrated securities;

The Fund’s strategy may result in high turnover rates, which may increase the Fund’s brokerage commission costs negatively impacting the Fund’s performance. Such portfolio turnover also may generate short-term capital gains;

Pooled investment vehicles in which the Fund may invest may charge fees, and such fees may be more than the Fund would pay if the manager of the pooled vehicle managed the Fund’s assets directly; and

ETFs generally entail the same risks as the individual stocks held by the ETFs. ETFs, however, may trade at a premium or discount to the aggregate value of the underlying securities. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Performance

Performance Information

The following bar chart and table illustrate the variability of the Fund’s returns as of December 31, 2008. The bar chart does not reflect sales charges during the prior calendar year. If it did, returns would be less than those shown.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results.

The following chart shows the annual total return* of the Institutional Share Class for each full calendar year that the class has operated.

Years Ended December 31

* The performance information shown above is based on a calendar year. The calendar year-to-date total return as of June 30, 2009 was 8.97%.

During the periods shown the highest return was 3.00% for the quarter ended March 31, 2006 and the lowest return was (9.59)% for the quarter ended December 31, 2008.

ABSOLUTE STRATEGIES FUND

The following compares the Institutional Share Class average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2008 to the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index.

The table also compares the average annual total return before taxes of the Class R(1) shares to the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. After tax returns for R shares may vary.

AVERAGE ANNUAL TOTAL RETURNS

	1 Year	Since Inception(2)
Institutional Shares — Return Before Taxes	(13.54)%	(0.69)%
Institutional Shares — Return After Taxes on Distributions	(14.61)%	(1.38)%
Institutional Shares — Return After Taxes on Distributions and Sale of Fund Shares	(8.48)%	(0.88)%
R Shares — Return Before Taxes	(14.01)%	(1.08)%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	(37.00)%	(6.87)%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.24%	5.05%

(1)	Effective August 1, 2008, the Class A shares were renamed Class R shares and ceased to carry a sales load. Effective August 1, 2009, Class C shares were converted to R shares.
(2)
R shares and Institutional shares commenced operations on July 27, 2005. Inception dates used for the S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index are July 27, 2005 and July 31, 2005 respectively.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund’s other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is the Fund’s primary benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index’s performance does not reflect the effect of expenses.

The Barclays Capital U.S. Aggregate Bond Index is another benchmark index for the Fund and is not a market index of common stocks. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment- grade, fixed-rate, taxable bond market of SEC-registered securities. Unlike the performance figures of the Fund, the Barclays Capital U.S. Aggregate Bond Index’s performance does not reflect the effect of expenses.

ABSOLUTE STRATEGIES FUND

Fee Tables

The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of Absolute, Fund Sub-Advisers and other Fund service providers, are paid out of the assets of each Fund class and are factored into the share price rather than charged directly to shareholder accounts. Operating expenses are based on amounts incurred during the Fund’s most recent fiscal year ended March 31, 2009 as a percentage of average daily net assets.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering price)	None	None
Redemption Fee (as a % of value of shares redeemed)	None	None
Exchange Fee (as a % of value of shares redeemed)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.60%	1.60%
Distribution/Service (12b-1) Fees	None	0.25%(1)
Other Expenses(2)	0.22%	0.35%
Dividend Expenses on Short Sales	0.50%	0.50%
Total Annual Fund Operating Expenses(3)(4)	2.32%	2.70%
Fee Reimbursement(3)	None	0.03%
Net Annual Fund Operating Expenses	2.32%	2.73%

(1)
The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35% on R Shares. The Board of Trustees currently limits payments on R Shares to 0.25% of average net assets.

(2)
Other expenses include Acquired fund fees and expenses (“AFFE”). AFFE are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds. AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.

(3)
The Fund may repay Absolute for fees waived and expenses reimbursed under an expense cap that is no longer in place because the terms of the cap permitted the reimbursements provided that (1) they took place within three years of the fees waived or expense reimbursement and (2) the payment is approved by the Board of Trustees. For the fiscal year ended March 31, 2009, the Fund reimbursed Absolute 0.002% for fees previously waived and/or expenses reimbursed under the expense cap.

(4)
Excluding the effect of expenses attributable to dividends on short sales, the Fund’s Total Annual Operating Expenses were 1.8 2% and 2.23% for Institutional and R shares, respectively. Dividend Expenses on Short Sales occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to

ABSOLUTE STRATEGIES FUND

record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund’s unrealized gain or loss on the transaction. Dividend Expenses on Short Sales are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund’s portfolio.

Example

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, distributions are reinvested, the Fund’s Total Annual Operating Expenses (as set forth in the Annual Fund Operating Expense Table above) are generally used to calculate expenses for all the years shown. Because the Fund may reimburse Absolute for certain fees waived and expenses reimbursed during the previous three years, net expenses are used to calculate R shares costs in Year 1, and Total Annual Fund Operating Expenses are used to calculate cost in years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Shares	R Shares
1 Year	$ 235	$ 276
3 Years	$ 724	$ 841
5Years	$1,240	$1,432
10 Years	$2,656	$3,034

ABSOLUTE STRATEGIES FUND

IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES

Dividend Expenses on Short Sales occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Thus, for tax purposes, any such dividend on a security sold short generally reduces the basis of the shorted security — thereby increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short sale transaction. Also, the Dividends Expense on Short Sales is typically offset, in its entirety or in part, by the income derived from earnings on the cash proceeds of the short sales. Nevertheless, a shareholder will bear the cost of the Dividend Expenses on Short Sales.

The table below illustrates the Fund’s Total Annual Fund Operating Expenses with Fund expenses including the effect of expenses attributable to dividends on short sales and excluding the effect of expenses attributable to dividends on short sales. The Fund’s Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:

Comparison of Expenses	Institutional Shares	R Shares
Management Fees	1.60%	1.60%
Distribution/Service (1 2b-1) Fees	None	0.25%
Other Expenses	0.22%	0.35%
Dividend Expenses on Short Sales	0.50%	0.50%
Total Annual Fund Operating Expenses With Dividend Expenses on Short Sales	2.32%	2.73%
Less Dividend Expenses on Short Sales	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses Without Dividend Expenses on Short Sales	1.82%	2.23%

ABSOLUTE STRATEGIES FUND

Investment Objective and Principal Investment Strategies/Risks

Investment Objective

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P Index. The Fund’s investment objective may be changed by the Board without a shareholder vote.

Principal Investment Strategies

The Fund is designed for investors who seek a long-term investment with low correlation to traditional markets and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.

Absolute allocates and reallocates assets of the Fund among its respective Sub-Advisers to attempt to maximize risk-adjusted returns while reducing the Fund’s volatility and lower sensitivity to traditional markets. Absolute reviews a wide range of qualitative and quantitative factors when evaluating each Sub-Adviser and establishing the asset allocation to each. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; correlation and volatility of results as compared with other similar Sub-Advisers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue. While Absolute does not evaluate the merits of a Sub-Adviser’s individual investment decisions, it does monitor investment performance and style consistency.

Absolute has entered into sub-advisory agreements with twelve Sub-Advisers, each chosen for their particular investment style(s). The Sub-Advisers may employ aggressive investment strategies and techniques and focus investments in certain securities sectors and geographical regions. The Sub-Advisers employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several Sub-Advisers with Absolute’s approach to diversification and risk management, the Fund attempts to reduce volatility and provide enhanced risk-adjusted returns. However, there can be no assurance that losses will be avoided.

Absolute may invest the Fund’s assets in securities and other instruments directly. Absolute may exercise this discretion in order to invest the Fund’s assets pending allocation to a Sub-Adviser, to hedge the Fund against exposures created by the Sub-Advisers, or to modify the Fund’s exposure to a particular investment or market- related risk. Absolute may exercise its discretion over unallocated assets to invest Fund assets directly and may reallocate to itself assets previously allocated to a Sub-Adviser.

From time to time, certain of the Sub-Advisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Adviser strategies until Fund assets reach appropriate scale for optimal allocation.

ABSOLUTE STRATEGIES FUND

Investment Policies

The Fund invests in equity securities of domestic and foreign corporations of all types and sizes, including emerging market securities, and in debt securities of domestic and foreign corporations of all types and sizes without limit on credit quality or maturity. Equity securities include common stock, preferred stock, convertible securities and American Depositary Receipts (“ADRs”). The Fund may also invest in non-corporate domestic and foreign debt securities issued by governmental and municipal entities, mortgage-backed and asset-backed securities and money market instruments (including commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and reverse repurchase agreements) without limitation on credit quality or maturity.

The Fund may also invest in shares of pooled investment vehicles and registered investment companies that invest in the types of securities mentioned above, including investment companies that are advised by one or more Sub-Advisers or their affiliates. Such investment companies may be organized as ETFs, unit investment trusts (“UITs”), open-end funds or closed-end funds. While most investment companies are essentially baskets of securities, ETFs are unique in that, like stocks, trade on exchanges and are priced continuously throughout the day. In addition, ETFs may track a securities index, a particular market sector or a particular segment of a securities index or market sector.

The Fund may invest a portion of its assets in restricted securities, including equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 1 44A under the Securities Act of 1933 (the “1933 Act”). “Restricted Securities” are those that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.

Derivatives To manage risk or enhance return (including through leverage), the Fund may invest in derivatives such as futures and options contracts and in equity, interest rate, index, credit default swap agreements and currency rate swap agreements. The Fund may invest in futures contracts on securities, commodities, and securities indices. The Fund may invest in options on securities, securities indices, commodities and futures.

Options Contracts Options may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

Futures Contracts Futures may be effected on an exchange or in the over-the-counter market. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the

ABSOLUTE STRATEGIES FUND

difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Treasury futures contracts will be used by the Fund to manage credit risk. Generally, futures contracts are closed out or rolled over prior to their expiration date.

Swap Agreements In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or the increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party. Credit default swaps (“CDS”) are structured so that the “buyer” must pay the “seller” a periodic stream of payments over the term of the CDS provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the “par value” (full notational value) of the reference obligation in exchange for the reference obligation. CDS involve greater risk than if the Fund had invested in the reference obligation directly.

Temporary Defensive Position In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or high quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks

General Market Risks The Fund’s net asset value will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times and, as a result, may cease to function as anticipated;

Absolute or a Sub-Adviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund’s portfolio.

Multi-Manager Risk The methodology by which Absolute allocates Fund assets to the Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

Non-Diversification Risk The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Investing in a limited number of issuers exposes the Fund to greater risk and losses than if its assets were more diversified.

ABSOLUTE STRATEGIES FUND

Growth Company Risk An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Value Company Risk Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. The determination that a stock is undervalued is subjective; the market may not agree, and a stock’s price may not rise to what the investment manager believes is its full value. If the market does not consider the stock to be undervalued then the value of the Fund’s shares may decline, even if stock prices generally are rising.

Medium Capitalization Company Risk Medium capitalization company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Medium Capitalization companies may have limited product lines or resources and may be dependant upon a particular market niche.

Small Company Risk Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company’s operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

Restricted Securities Risk Rule 1 44A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 1 44A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for 1 44A securities than for more liquid securities. Although there is a substantial institutional market for Rule 1 44A securities, it is not possible to predict exactly how the market for Rule 1 44A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

Foreign Risk The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

Emerging Markets Risk The Fund may invest in foreign securities of issuers in emerging markets. Investments in such emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and markets of certain emerging market countries. Moreover, many emerging markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

ABSOLUTE STRATEGIES FUND

Interest Rate Risk The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

Credit Risk The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The fund may invest in Collateralized mortgage obligations (“CMOs”) or collateralized debt obligations (“CDOs”). CMOs and CDOs are each divided into classes, which are referred to as “tranches.” Certain such tranches have priority over other tranches. With respect to CMOs, each tranch’s priority is generally with respect to payment of principal. With respect to CDOs, each tranch’s priority is generally with respect to the payment of cash flows to investors, and no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The CDO investor’s interest in the cash flows of the investment, rather than in its underlying assets, differentiates the CDO from a CMO.

Prepayment Risk Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund’s return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

Initial Public Offerings Risk The Fund may purchase securities of companies in initial public offerings (“IPOs”). Special risks associated with these securities may include illiquidity, unseasoned trading, lack of investor knowledge of the company, limited operating history and substantial price volatility. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

Liquidity Risk The Fund may invest in illiquid and Restricted Securities. Such securities may have limitations on resale and the Fund may have to register a Restricted Security in order to dispose of it, resulting in expense and delay. Restricted and illiquid securities are extremely difficult to value and are not subject to disclosure or other investor protection requirements. The Fund may not be able to dispose of restricted or illiquid securities promptly and/or may only be able to do so at substantial discounts. As a result, the Fund may experience difficulty satisfying redemption requests. Significant positions in other instruments, including those in which there is low trading volume, also may be difficult for the Fund to liquidate and result in losses for the Fund. The Fund may not purchase a security if such purchase would cause 15% or more of its total assets to be invested in illiquid securities.

High Turnover Risk The Fund’s investment strategy may result in high turnover rates. This may increase the Fund’s brokerage commission costs. The performance of the Fund could be negatively impacted by the increased brokerage commission cost incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains that would generally be distributed to the Fund's shareholders as ordinary income and could cause you to pay higher taxes.

ABSOLUTE STRATEGIES FUND

Leverage Risk Leverage transactions, including borrowing money, selling securities short, lending portfolio securities, entering into reverse repurchase agreements and investing in certain derivates, create the risk of magnified capital losses. The use of leverage may increase (or decrease) the Fund’s return when the Fund earns a greater (or lesser) return on leveraged investments than the cost of the leverage. The effect of leverage on the Fund’s returns may be magnified by market movements or changes in the cost of leveraging. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield on leveraged investments to change in a manner that is unfavorable for the Fund. In an extreme case, the Fund’s current investment income may not be sufficient to meet the interest expense of leveraging, and it may be necessary for the Fund to liquidate certain of its investments at an inopportune time. Leverage may exaggerate the effect of a change in the value of the Fund’s portfolio securities, causing the Fund to be more volatile than if leverage was not used. The Fund will, where required, reduce leverage risk by either segregating an equal amount of liquid assets or “covering” the transactions that introduce such risk.

If the Fund will be financially exposed to another party due to its investments in derivatives, such as options and futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit.

Covered positions may include positions for which the underlying securities, other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment or assets whose performance is believed likely to be impacted by markets, interest rates and currency fluctuations. Covered positions also may include offsetting options or futures contracts.

Event-Driven Strategies Risk Special situations and event-driven strategies are inherently speculative in nature. Investments pursuant to special situations and event driven strategies require a Sub-Adviser to make predictions about the likelihood of a corporate event and its impact on a company, and any Sub-Adviser may make inaccurate predictions. The anticipated event and/or impact of the event may never be realized and losses may result. A contemplated corporate transaction may never occur, may take more time than is expected or may result in the distribution of a new, less valuable security in place of the security (or derivative) purchased by the Fund. If a transaction does not occur, the Fund may have to sell securities purchased pursuant to this strategy at a loss. Any investment made pursuant to this strategy is subject to the risk of complete loss. In addition, the result of these strategies may be expected to fluctuate from period to period; thus, the results generated by the strategy in one period will not necessarily be indicative of the results that may be expected from the strategy in future periods.

Swap Contract Risks The Fund may engage in interest rate, currency, equity and CDS, and related instruments, which require Absolute or a Sub-Adviser to forecast, among other things, interest rate movements, currency fluctuations, market values and the likelihood of credit event for a securities issuer. Such forecasting is inherently difficult and entails investment risk. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no guarantee that the Fund will be able to eliminate its exposure under an outstanding swap by entering into an offsetting swap, and the Fund may not assign a swap without the consent of the counterparty to it. In addition, each swap exposes the Fund to counterparty risk and Absolute or a Sub-Adviser may determine to concentrate any or all of its swap transactions, including CDS, in a single counterparty or small group of counterparties. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty and the Fund may be unsuccessful in such pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.

Derivatives Risk Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or

ABSOLUTE STRATEGIES FUND

currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on the Fund’s performance. The successful use of derivatives generally depends on the manager’s ability to predict market movements.

The Fund may use derivatives in various ways. The Fund may use derivatives as a substitute for taking a position in the reference asset or to gain exposure to certain asset classes; under such circumstances, the derivatives may have economic characteristics similar to those of the reference asset, and the Fund’s investment in the derivatives may be applied toward meeting a requirement to invest a certain percentage of its net assets in instruments with such characteristics. The Fund may use derivatives to hedge (or reduce) its exposure to a portfolio asset or risk. The Fund may use derivatives for leverage. The Fund may also use derivatives to manage cash.

Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, credit risk and general market risks. The Fund’s use of derivatives may entail risks greater than, or possibly different from, such risks and other Principal Risks to which the Fund is exposed, as described below. Certain of the different risks to which the Fund might be exposed due to its use of derivatives include the following:

Hedging Risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they also may offset gains.

Correlation Risk is the risk that derivative instruments may be mispriced or improperly valued and that changes in the value of the derivatives may not correlate perfectly with the underlying asset or security.

Volatility Risk is the risk that, because the Fund may use some derivates that involve economic leverage, this economic leverage will increase the volatility of the derivative instruments as they may increase or decrease in value more quickly than the underlying currency, security, interest rate or other economic variable.

Credit Derivative Risk is the risk associated with the use of credit derivatives, which are highly specialized activity that involves strategies and risks different from those with ordinary portfolio security transactions. If Absolute or a Sub-Adviser is incorrect in its forecast of default risks, market spreads or other applicable factors, the Fund’s investment performance would diminish compared with what it would have been if these techniques were not used. Moreover, even if Absolute or a Sub-Adviser is correct in its forecast, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction.

Segregation Risk is the risk associated with any requirement, which may be imposed on the Fund, to segregate assets or enter into offsetting positions in connection with investments in derivatives. Such segregation will not limit the Fund’s exposure to loss, and the Fund may incur investment risk with respect to the segregated assets to the extent that, but for the applicable segregation requirement, the Fund would sell the segregated assets.

Convertible Security Risks Convertible securities entail some of the risks of both equity and debt securities. While fixed-income securities generally have a priority claim on a corporation’s assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income from or a decline in the market value of the securities. In addition, convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody’s or S&P or a similar determination of creditworthiness by a Sub-Adviser.

Short Selling Risks Short selling involves borrowing a security, selling it and buying it back. If the Fund buys back the security at a price lower (or higher) than the price at which it sold the security plus accrued interest, the

ABSOLUTE STRATEGIES FUND

Fund will make a profit (or loss) on the transaction. The Fund’s use of short sales may involve additional transactions costs and other expenses, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity, of certain securities or positions and may lower the Fund’s return or result in a loss.

Distressed Investments Risks The Fund’s distressed debt strategy of investing in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these instruments. The prices of such instruments may be extremely volatile. Valuing such instruments may be difficult, and the spread between the bid and asked prices of them may be greater than normally expected. If a Sub-Adviser’s evaluation of a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Moreover, because issuers of distressed securities are typically in a weak financial condition, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

Pooled Investment Vehicle Risk The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Sub-Adviser, managed the Fund’s assets directly. The incentive fees charged by certain vehicles may create an incentive for its manager to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.

Registered Investment Company and ETF Risks Investments in the securities of registered investment companies, including ETFs (which may, in turn invest in equities, bonds, and other financial instruments) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF. As a result, shareholders of the Fund indirectly bear their proportionate share of the fees and expenses paid by the Fund to the other investment company or ETF, in addition to those that Fund shareholders directly bear in connection with the Fund’s own operations. If the investment company or ETF fails to achieve its investment objective, the Fund’s performance may be adversely affected. In addition, because ETF shares are listed and traded on national stock exchanges, they may trade at a discount or premium. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of ETF shares depends in part on the demand for them in the market, the Adviser may not be able to liquidate an ETF position at the net asset value of the ETF, adversely affecting the Fund’s performance.

Disclosure of Portfolio Holdings A description of the Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”), which is available on the Fund’s website at www.absoluteadvisers.com.

Management

The Fund is a series of Forum Funds (the “Trust”), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board. The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust’s executive officers, may be found in the Fund’s SAI.

ABSOLUTE STRATEGIES FUND

The Adviser and Sub-Advisers

Absolute Investment Advisers LLC, 350 Lincoln Street, Suite 216, Hingham, MA 02043, is the Fund’s investment adviser. Absolute is a registered investment adviser and provides investment advisory services to the Fund. The Fund is the only mutual fund for which Absolute provides investment management services. As of June 30, 2009, Absolute had approximately $1.2 billion of assets under management.

Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund’s average annual daily net assets. For the Fund’s fiscal year ended March 31, 2009, Absolute received an advisory fee of 1.60% (net of waivers and expense reimbursements) of the average daily net assets of the Fund. Absolute pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement with the Fund.

A discussion summarizing the basis on which the Board most recently approved the Advisory Agreement and the Sub-Advisory Agreements with Absolute and the Sub-Advisers is available in the Fund’s semi-annual report for the period ended September 30, 2008.

ABSOLUTE STRATEGIES FUND

Subject to the general supervision of the Board, Absolute is responsible for making the investment decisions for the Fund. Although Absolute delegates the day-to-day management of the Fund to a combination of the following Sub-Advisers, Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

Sub-Adviser	Address
Aronson+Johnson+Ortiz, LP Investment Strategy	230 South Broad St, 20th Floor, Philadelphia, PA 19102 Dollar-Neutral Long/Short Equity
Bernzott Capital Advisors Investment Strategy	888 West Venture Blvd, Suite B, Camarillo, CA 93010 Concentrated Small Cap Equity
Contravisory Investment Management, Inc. Investment Strategy	99 Derby St, Hingham, MA 02043 Quantitative/Technical Long/Short Equity
GMB Capital Management, LLC Investment Strategy	225 Franklin Street, 26th Floor, Boston, MA 02110 Global Macro and Absolute Return
Horizon Asset Management, Inc. Investment Strategy	470 Park Ave South, New York, NY 10016 Synthetic Short Sale & Distressed Debt
Kinetics Asset Management, Inc. Investment Strategy	555 Taxter Road, Suite 175, Elmsford, New York 10523 Global Long/Short Equity
Kovitz Investment Group, LLC Investment Strategy	115 South LaSalle Street, 27th Floor, Chicago, IL 60603 Fundamental Long/Short Equity
MetWest Asset Management, LLC Investment Strategy	11766 Wilshire Blvd, Suite 1580, Los Angeles, CA 90025 Fixed Income & Distressed Debt
Mohican Financial Management, LLC Investment Strategy	21 Railroad Avenue, Suite 35, Cooperstown, NY 13326 Small/Mid-Cap Convertible Arbitrage
SSI Investment Management, Inc. Investment Strategy	9440 Santa Monica Blvd., 8th Floor Beverly Hills, CA 90210 Convertible Arbitrage & Market Neutral Equity
TWIN Capital Management, Inc. Investment Strategy	3244 Washington Rd, Suite 202, McMurray, PA 15317 Momentum Long/Short Market Neutral
Yacktman Asset Management Co. Investment Strategy	6300 Bridgepoint Parkway, Building One, Suite 320, Austin, TX 78730 Concentrated Long-biased Equity

ABSOLUTE STRATEGIES FUND

Aronson+Johnson+Ortiz, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds. As of June 30, 2009, the Sub-Adviser had approximately $17.4 billion of assets under management.

Bernzott Capital Advisors commenced operations in 1994, and provides investment advisory services for institutions, foundations and endowments, businesses, and all types of qualified retirement plans. The Sub-Adviser’s Private Client Group services individuals, families and trusts. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2009, the Sub-Adviser had approximately $400 million of assets under management.

Contravisory Investment Management, Inc. commenced operations in 1972, and provides investment advisory services for individuals, trusts, profit-sharing plans, and institutions. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2009, the Sub-Adviser had approximately $501 million of assets under management.

GMB Capital Management, LLC was founded in 2005 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2009, the Sub-Adviser had approximately $181 million of assets under management.

Horizon Asset Management, Inc. commenced operations in 1994, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2009, the Sub-Adviser had approximately $5.5 billion of assets under management.

Kinetics Asset Management, Inc. commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2009, the Sub-Adviser had approximately $5 billion of assets under management.

Kovitz Investment Group, LLC commenced operations in 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2009, the Sub-Adviser had approximately $1.2 billion of assets under management.

MetWest Asset Management, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2009, the Sub-Adviser had approximately $25.2 billion of assets under management.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2009, the Sub-Adviser had approximately $179 million of assets under management.

SSI Investment Management, Inc. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds. As of June 30, 2009, the Sub-Adviser had approximately $1.2 billion of assets under management.

ABSOLUTE STRATEGIES FUND

TWIN Capital Management, Inc. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2009, the Sub-Adviser had over $536 million of assets under management.

Yacktman Asset Management Co. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Sub-Adviser is also the investment adviser for two mutual funds: The Yacktman Fund and The Yacktman Focused Fund. As of June 30, 2009, the Sub-Adviser had over $1.2 billion of assets under management.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser. In the future, Absolute may propose to appoint or replace one or more Sub-Advisers subject to Board approval and applicable shareholder notice requirements.

Portfolio Manager

The Fund is managed by portfolio manager Jay Compson, a founder of Absolute. Mr. Compson is responsible for Sub-Adviser selection and overall portfolio construction, allocation and monitoring of the Fund’s assets.

Mr. Compson is also responsible for day to day management of the Fund and the relationships with the Sub-Advisers.

Jay Compson, Principal & Founder, Portfolio Management & Research Absolute Investment Advisers LLC (2004-Present); Abington Capital, LP (2002-2004); Tucker Anthony Sutro, Inc. (1999-2002); Lehman Brothers (1998-1999) Chubb Group (1992-1998).

Prior to founding Absolute Investment Advisers, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He managed assets in both long and short equities, utilizing a concentrated value-oriented and absolute return approach. While there, Mr. Compson was also responsible for all company, industry and macro-economic research for the firm. Prior to Abington Capital, he was at Tucker Anthony Sutro, Inc. where he worked on finance and strategic planning projects, including acquisition and capital allocation models for the company’s CEO and CFO. Previously he was at Lehman Brothers in New York where he analyzed business unit RAROC for the firm’s executive committee to understand volatility in overall firm ROE and to diversify systemic risk exposures. Mr. Compson began his career as a mega-yacht and catastrophe underwriter for the Chubb Group.

Mr. Compson received his BA degree from Franklin & Marshall College in 1992, and his MBA in Finance and Management from New York University’s Stern School of Business in 1998.

Generally, Absolute will assign responsibility for the day-to-day management of the Fund to a combination of the Sub-Advisers.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

Other Service Providers

Atlantic Fund Administration, LLC (“Atlantic”) provides certain administration, portfolio accounting and transfer agency services to the Fund and supplies certain officers to the Trust.

ABSOLUTE STRATEGIES FUND

Atlantic provides the Fund with a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) as well as certain additional compliance support functions.

Foreside Fund Services, LLC, the Trust’s principal underwriter (the “Distributor”) acts as the Trust’s Distributor in connection with the offering of the Fund’s shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

The Distributor is not affiliated with the Adviser, Atlantic, or their affiliates.

The Trust has adopted a shareholder servicing plan under which the Trust pays Atlantic a fee at an annual rate of 0.25% of the Fund’s average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. Atlantic may pay this fee to various financial institutions, including the investment advisers, that provide shareholder servicing to their customers invested in the Fund.

Fund Expenses

The Fund pays expenses out of its own assets. Expenses of each share class include that class’ own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. Absolute or other service providers may reduce all or any portion of their fees and reimburse certain expenses of a Fund class. Any agreement to reduce fees or reimburse expenses increases the investment performance of the Fund and its applicable share classes for the period during which the reduction or reimbursement is in effect.

ABSOLUTE STRATEGIES FUND

Your Account

HOW TO CONTACT THE FUND
    Write to us at:
Absolute Strategies Fund P.O. Box588
Portland, Maine 04112
Overnight address:
Absolute Strategies Fund
C/o Atlantic Fund Administration, LLC Three Canal Plaza, Ground Floor Portland, Maine 04101
    Telephone us at:
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)
Email us at:
Absolute.ta@atlanticfundadmin.com
Wire investments (or ACH payments) to:
Please contact the Transfer Agent at (888) 99-ABSOLUTE to obtain the ABA routing number and the account number for the Fund.

General Information

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange (“NYSE”) is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the NYSE is closed if deemed appropriate by the Trust’s officers.

You may purchase or sell (redeem) shares of each Fund class at the NAV of a share of that Fund class next calculated after the transfer agent or an authorized agent of the Fund receives your request in proper form (as described in this Prospectus on pages 28 through 32. For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form the time the Fund’s NAV is calculated on a business day, your transaction will be priced at the next business day’s NAV of the relevant Fund class (minus redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements from the Fund detailing balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations.

When and How NAV is Determined Each Fund class calculates its NAV as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed. The time as of which the NAV is calculated may change in case of an emergency if deemed appropriate by the Fund’s officers. The NAV of each Fund class is determined by taking the market value of that Fund class’ total assets, subtracting the Fund class’ liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund’s portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market

ABSOLUTE STRATEGIES FUND

quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. The Board has delegated fair value determinations to a Valuation Committee composed of members of the Board, the Trust’s Principal Financial Officer, a representative of the Administrator and, if needed, a portfolio manager or a senior representative of the Adviser or a Sub-Adviser, when the Fund’s securities require fair valuation.

Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closed early, (ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (iii) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV. Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event.

The Fund may invest in foreign securities, the securities of smaller companies and derivatives. Foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may effect the value of such securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using the Fund’s fair value procedures.

Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. The NYSE holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

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To the extent the Fund’s portfolio investments trade in markets on days when that Fund is not open for business, the value of the Fund’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business because markets or exchanges other than the NYSE may be closed. If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal market calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

Transactions through Third Parties Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in “good order” by an authorized agent of the funds.

If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund or the classes thereof. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

Absolute may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares (“Financial Institutions”). Absolute may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the financial institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. Absolute or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services. Absolute may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution’s list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the Financial Institution. Such payments may create an incentive for the Financial Institutions to recommend that you purchase Fund shares.

Details regarding payments made to Financial Institutions for marketing support services are contained in the SAI which is by reference incorporated herein. Contact your Financial Institution for additional information.

Anti-Money Laundering Program Customer identification and verification are part of the Trust’s overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase order; or (ii) freeze any account and/or suspend account services. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

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Buying Shares

How to Make Payments Unless purchased through a third-party financial institution, all investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust’s anti-money laundering procedures adopted by the Fund, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier’s check or traveler’s check).

Checks Checks must be made payable to “Absolute Strategies Fund” or to one or more owners of the account and endorsed to “Absolute Strategies Fund.” For individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) and Uniform Transfer to Minors Act (“UTMA”) accounts, checks may be made payable to one or more owners of the account and endorsed to “Absolute Strategies Fund.” A $20 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

Minimum Investments The Fund accepts investments in the following minimum amounts:

	Minimum Initial(1)	Minimum Additional(1)
Institutional Shares
All Accounts	$1,000,000(2)	None
R Shares
Standard Accounts	$ 250,000	$100
Traditional and Roth IRA Accounts	$ 5,000	$100

(1)	See “General Information — Transactions through Third Parties” for information regarding investment minimums if you are purchasing shares through a financial institution.

(2)
No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of Absolute, employees of the subadvisers, and employees and affiliates of the fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, “relatives”) of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

If deemed appropriate by the Trust officers, the Fund may waive investment minimum requirements for certain Fund investors.

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Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	· Instructions must be signed by all persons required to sign exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	· Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. · The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other
· The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and coporate resolution or a secretary’s certificate.

Trusts	· The trust must be established before an account may be opened. · The trust must provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, tax identification number, physical street address, date of birth, and other information or documents that will allow the Fund to identify you.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in the Fund’s sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order processed at the NAV next calculated after receipt of your application and investment amount. Once your application is accepted, the Fund will attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

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The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

Investment Procedures

How to Open an Account	How to Add to Your Account
Through a Financial Institution · Contact your Financial Institution using the method that is most convenient for you.	Through a Financial Institution · Contact your Financial Institution using the method that is most convenient for you.
By Check
· Call, write us or email us at info@absoluteadvisers.com for an account application.
· Complete the application (and other required documents, if applicable).
· Mail us your original application (and other required documents, if applicable) and a check.
By Check · Fill out an investment slip from confirmation or write us a letter. · Write your account number on your check. · Mail us the slip (or your letter) and the check.
By Wire
· Call, write us or email us at info@absoluteadvisers.com for an account application.
· Complete the application (and other required documents, if applicable).
· Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
· Mail us your original application (and other required documents, if applicable).
· Instruct your U.S. financial institution to wire your money to us.
By Wire · Instruct your U.S. financial institution to wire your money to us.
By ACH Payment
· Call, write us or email us at info@absoluteadvisers.com for an account application.
· Complete the application (and other required documents, if applicable).
· Call us to fax the completed application (and other required documents, if applicable) and we will assign you an account number.
· Mail us your original application (and other required documents, if applicable).
· We will electronically debit the purchase amount from the financial institution account identified on your account application.
By ACH Payment · Call to request a purchase by ACH payment. · We will electronically debit your purchase proceeds from the financial institution account identified on your account application.

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Systematic Investments You may establish a systematic investment plan to automatically invest a specified amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $100 per occurrence.

Frequent Trading Because of the Fund’s low volatility and numerous portfolio holdings, generally the Fund is not susceptible to market timing. Thus, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies.

Policy on Prohibition on Foreign Shareholders The Fund requires that all shareholders must be a U.S. person with a valid U.S. Taxpayer Identification Number to open an account with the Fund.

Canceled or Failed Payments The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled within two business day of notification from your bank that your funds did not clear. You will be responsible for any actual losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase due to nonpayment.

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Selling Shares

The Fund processes redemption orders received in good order at the next calculated NAV. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

How to Sell Shares From Your Account
Through a Financial Institution · Contact your Financial Institution using the method that is most convenient for you .
By Mail
· Prepare a written request including:
· Your name(s) and signature(s)
· Your account number
· The Fund name and class
· The dollar amount or number of shares you want to sell
· How and where to send the redemption proceeds
· Obtain a signature guarantee (if required)
· Obtain other documentation (if required)
· Mail us your request and documentation

By Telephone
· Call us with your request (unless you declined telephone redemption privileges on your account application)
· Provide the following information:
· Your account number
· Exact name(s) in which the account is registered
· Additional form of identification
· Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Systematically
· Complete the systematic withdrawal section of the application
· Attach a voided check to your application
· Mail us your completed application
· Redemption proceeds will be mailed to you by check or electronically credited to your account at the financial institution identified on your account application

Wire Redemption Privileges You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by phone, you may mail us your redemption order.

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Systematic Withdrawals You may establish a systematic withdrawal plan to automatically redeem a specified amount of money or shares from your account on a specified date with a frequency not to exceed one withdrawal per month. These payments are sent from your account by check to your address of record, or if you so designate, to you bank account by ACH payment. Systematic withdrawals must be for at least $250.

Signature Guarantee Requirements To protect you and the Fund against fraud, signatures on certain requests must have a Medallion signature guarantee. A Medallion signature guarantee verifies the authenticity of your signature. You can obtain a Medallion signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a Medallion signature guarantee for each shareholder for any of the following:

Written requests to redeem $100,000 or more

Changes to a shareholder’s record name or account registration

Paying redemptions proceeds from an account for which the address has changed within the last 30 days

Sending redemption and distribution proceeds to any person, address or financial institution account not on record

Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require a Medallion signature guarantee on any redemptions.

Small Accounts If the value of your account falls below $5,000, the Fund may ask you to increase your balance. If the account value is still below $5,000 after 60 days, the Fund retains the right to close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Redemptions In Kind Pursuant to an election filed with the SEC, the Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. To the extent a fund shareholder redeems its Fund holdings in kind, the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs in disposing of or selling the portfolio securities it receives from the Fund. Pleas see the Statement of Additional Information for more detail on redemptions in kind.

Lost Accounts The transfer agent may consider your account “lost” if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost”, all distributions on the account may be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) for distributions or that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks may be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you or escheats the funds to the state of your last known address.

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Choosing a Share Class

The following is a summary of the differences between Institutional Shares and R Shares of the Fund:

Institutional Shares	R Shares
● Designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $1,000,000 and omnibus accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; and (3) mutual fund platforms. Also designed for retail investors investing through fee based financial advisers.
● No initial or deferred sales charges or Rule 1 2b-1 fees
● Lower expense ratio than R Shares

● Designed for retail investors investing individually or through financial institutions
●No initial or deferred sales charges
● $250,000 initial investment minimum
● Rule 12b-1 fees to participating financial institutions are accrued immediately on a daily basis and are paid at least quarterly

Fees vary considerably between the Fund’s classes. You should carefully consider the differences in the classes’ fee structure as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.

Rule 12b-1 Distribution and Shareholder Service Fees The Trust has adopted a Rule 1 2b-1 plan under which the Fund pays the distributor up to 0.35% of the average daily net assets of R Shares for distribution services and the servicing of shareholder accounts. Rule 12b-1 payments to participating financial institutions begin to accrue immediately on a daily basis for R Shares and are paid at least quarterly. Although the plan provides for payments of up to 0.35% on R shares, the Board, however, currently limits payments on R shares to 0.25% of average daily net assets.

The plan provides for the payment of both asset-based distribution fees and shareholder service fees. The distributor may pay any fee received under the Rule 12b-1 plan to Absolute or other financial institutions that provide distribution and shareholder services with respect to R Shares.

Retirement Accounts

You may invest in Fund shares through an IRA account, including traditional and Roth IRAs also known as “Qualified Retirement Accounts.” The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

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Other Information

Distributions and Dividend Reinvestments

The Fund declares distributions from net investment income at least semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

Most investors have their dividends reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your dividend or capital gains amounts are $10 or more. However, if a dividend or capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains may be reinvested. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

The Fund’s distributions of net investment income (including net short-term capital gain) are taxable to you as ordinary income. The Fund’s distributions of net long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum Federal tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

All distributions reduce the NAV of the Fund’s shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of any net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by

ABSOLUTE STRATEGIES FUND

the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.

For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

Organization

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders’ meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders’ meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Fund since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the year ended March 31, 2009 has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Fund’s’ financial statements, are included in the Annual Report dated March 31, 2009, which is available upon request.

	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July 11,2005(a) through March 31, 2006
Institutional Shares
Net Asset Value, Beginning of Period	$ 10.52	$ 10.62	$ 10.29	$ 10.00
Investment Operations
Net investment income (loss)(b)	0.08	0.16	0.26	0.14
Net realized and unrealized gain (loss)	(1.38)	(0.11)	0.29	0.22
Total from Investment Operations	(1.30)	0.05	0.55	0.36
Distributions to Shareholders from
Net investment income	(0.08)	(0.15)	(0.22)	(0.07)
Net realized investment gains	(0.35)	—	—(c)	—(c)
Total Distributions to Shareholders	(0.43)	(0.15)	(0.22)	(0.07)
Redemption Fees(b)	—	—	—(c)	—(c)
Net Asset Value, End of Period	$ 8.79	$ 10.52	$ 10.62	$ 10.29

Total Return	(1 2.41 )%	0.41%	5.38%	3.60%(d)
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$786,766	$856,441	$196,602	$66,888
Ratios to Average Net Assets:
Net investment income (loss)	0.78%	1.50%	2.46%	1.91%(f)
Net expense(i)	1.81%	1.88%	1.95%	1 .95%(f)
Dividend expense	0.50%	0.50%	0.43%	0.38%(f)
Gross Expense(g)	2.31%	2.38%	2.44%	2.59%(f)
Portfolio Turnover Rate	133%	553%	424%	405%(d)(h)

(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Not annualized for periods less than one year.
(e) Total return excludes the effect of the applicable sales load.
(f) Annualized for period less than one year.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.
(h) As revised, to reflect a computational error. Such amount was previously reported as 95%.
(i) Excludes dividend expense.

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	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July11, 2005(a) through March 31, 2006
R Shares
Net Asset Value, Beginning of Period	$ 10.55	$ 10.63	$ 10.28	$ 10.00
Investment Operations
Net investment income (loss) (b)	0.04	0.13	0.22	0.10
Net realized and unrealized gain (loss)	(1.39)	(0.13)	0.30	0.22
Total from Investment Operations	(1.35)	0.00	0.52	0.32
Distributions to Shareholders from
Net investment income	(0.03)	(0.08)	(0.17)	(0.04)
Net realized investment gains	(0.35)	—	—(c)	—(c)
Total Distributions to Shareholders	(0.38)	(0.08)	(0.17)	(0.04)
Redemption Fees(b)	—	—	—(c)	—(c)
Net Asset Value, End of Period	$ 8.82	$ 10.55	$ 10.63	$ 10.28

Total Return	(12.73)%	0.01%(e)	5.1 2%(e)	3.24%(d)(e)
Ratios/Supplementary Data
Net Assets at End of Period (000’s omitted)	$27,600	$32,106	$36,613	$42,755
Ratios to Average Net Assets:
Net investment income (loss)	0.37%	1.17%	2.07%	1.42%(f)
Net expense(i)	2.23%	2.25%	2.25%	2.24%(f)
Dividend expense	0.50%	0.48%	0.41%	0.35%(f)
Gross Expense(g)	2.73%	2.76%	2.78%	3.07%(f)
Portfolio Turnover Rate	133%	553%	424%	405%(d)(h)

(a) Commencement of operations.
(b) Calculated based on average shares outstanding during the period.
(c) Less than $0.01 per share.
(d) Not annualized for periods less than one year.
(e) Total return excludes the effect of the applicable sales load.
(f) Annualized for period less than one year.
(g) Reflects the expense ratio excluding any waivers and/or reimbursements.
(h) As revised, to reflect a computational error. Such amount was previously reported as 95%.
(i) Excludes dividend expense.

ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
R SHARES

For More Information

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Absolute Strategies Fund
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (toll free)
(888) 99-ABSOLUTE (toll free)

The Fund’s prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Fund’s website at www.absoluteadvisers.com.

Securities and Exchange Commission Information
You can also review the Fund’s annual/semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”). The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

Public Reference Room
Securities and Exchange Commission
Washington, D.C. 20549-0102
E-mail address: publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports and the SAI, is available on the
SEC’s website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
http://www.foresides.com
21 2-PRU 1-0809
Investment Company Act File No. 811-03023